Exhibit 10.7


                                 Promissory Note

                               GEMCO MINERALS INC.

                          A FLORIDA STATE CORPORATION,

                         HAVING ITS CORPORATE OFFICE AT

               #203 - 20189 56th Ave, LANGLEY, BC, CANADA V3A 3Y6


 Debt Owing          Due Date     Annual Interest Rate    Interest Starting Date
---------------     ---------     --------------------    ----------------------
$112,933.12 CDN     On Demand             12%                January 1, 2007


                  Monthly
                  Payment              First Payment Date
                  -------              ------------------
                    Nil                January 15, 2007


FOR VALUABLE CONSIDERATION, I/we, the undersigned Debtor(s) (Jointly and severally where more than one) promise(s) to PAY



To       Great West Management Corp.
         -----------------------------------------------------------------------
         Name of Creditor

At:      #203-20189 56th Avenue. Langley. BC. V3A 3V6
         -----------------------------------------------------------------------
         Address of Creditor

The debt owing on the due date, together with interest at the annual interest rate both before and after maturity, computed from the interest starting date, al] of which are set forth in Boxes 1, 2, 3 and 4 above.

Where monthly payments are contemplated, then during the time all or part of the debt owing is outstanding the undersigned agrees to pay to the Creditor monthly payments of interest, or principal and interest, in the amount set forth in Box 5, the first of such payments to be paid on the date set forth in Box 6, and thereafter on the same date of each and every month until the whole of the debt owing and interest is fully paid and satisfied, or until the due date set forth in Box 2, whichever shall first occur. Payments shall be applied firstly m payment of interest and, where applicable, secondly in reduction of principal; PROVIDED the undersigned shall have the privilege of prepaying the whole or any part of the debt owing without notice, bonus or penalty.

If any monthly payment is not paid on the proper date, then the whole of the then outstanding balance of the debt owing, together with the interest, shall immediately become due and payable.

The Creditor has the right to convert the amount due on this debt, including accrued interest, to common stock of Gemco at the 30 day trading average immediately prior to notice, less a 25% discount to market.

The undersigned Debtors) hereby waive(s) presentment for payment, notice of dishonour, protest and notice of protest of this promissory note.

Date this 15th day of January, 2007


Gemco Minerals, Inc.
(Name of Debtor Company)

/s/EVAN BRETT
----------------------------------
(Signature of Authorized Signatory

                                 Promissory Note

                               GEMCO MINERALS INC.

                          A FLORIDA STATE CORPORATION,

                         HAVING ITS CORPORATE OFFICE AT

               #203 - 20189 56th Ave, LANGLEY, BC, CANADA V3A 3Y6


  Debt Owing      Due Date    Annual Interest Rate       Interest Starting Date
--------------   ---------    --------------------       ----------------------
$99,635.91 CDN   On Demand             12%                  January 1, 2007


                  Monthly
                  Payment          First Payment Date
                  -------          ------------------
                    Nil             January 15, 2007



FOR VALUABLE CONSIDERATION, I/we, the undersigned Debtor(s) (Jointly and severally where more than one) promise(s) to PAY


To       Pro-Act Management Corp.
         -----------------------------------------------------------------------
         Name of Creditor

At:      1228 Gateway Place, Port Coquitlam BC. V3C 5X4
         -----------------------------------------------------------------------
         Address of Creditor

The debt owing on the due date, together with interest at the annual interest rate both before and after maturity, computed from the interest starting date, all of which are set forth in Boxes 1, 2, 3 and 4 above.

Where monthly payments are contemplated, then during the time all or part of the debt owing is outstanding the undersigned agrees to pay to the Creditor monthly payments of interest, or principal and interest, in the amount set forth in Box 5, the first of such payments to be paid on the date set forth in Box 6, and thereafter on the same date of each and every month until the whole of the debt owing and interest is fully paid and satisfied, or until the due date set forth in Box 2, whichever shall first occur. Payments shall be applied firstly m payment of interest and, where applicable, secondly in reduction of principal; PROVIDED the undersigned shall have the privilege of prepaying the whole or any part of the debt owing without notice, bonus or penalty.

If any monthly payment is not paid on the proper date, then the whole of the then outstanding balance of the debt owing, together with the interest, shall immediately become due and payable.

The Creditor has the right to convert the amount due on this debt, including accrued interest, to common stock of Gemco at the 30 day trading average immediately prior to notice, less a 25% discount to market.

The undersigned Debtors) hereby waive(s) presentment for payment, notice of dishonour, protest and notice of protest of this promissory note.

Date this 15th day of January, 2007


Gemco Minerals, Inc.
(Name of Debtor Company)

/s/EVAN BRETT
-------------
(Signature of Authorized Signatory)